                                                                   Exhibit 10.22


                     AMENDMENT TO VOLUNTARY POOLING AGREEMENT


THIS AGREEMENT DATED FOR REFERENCE THE 11th DAY OF SEPTEMBER, 1997.

BETWEEN:

          BENZ ENERGY LTD., a Yukon company having an office at 1305-1090 West Georgia Street;

          (the "Issuer")

AND:

          C.M. OLIVER & COMPANY LIMITED, 2nd Floor, 750 West Georgia Street, Vancouver, B.C.;

          (the "Agent")

AND:

          THE UNDERSIGNED SECURITYHOLDERS OF BENZ ENERGY LTD.,

          (the "Pooled Securityholders")

AND:

          MONTREAL TRUST COMPANY OF CANADA, having an office at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9;

          (the "Trustee")

WHEREAS:

A. The Pooled Securityholders agreed to place in pool a total of 12,342,497 shares of the Issuer (the "Securities"), presently owned or to be acquired upon exercise of warrants, pursuant to a voluntary pooling agreement dated for reference April 18, 1997 (the "Voluntary Pooling Agreement");

B. Certain of the Pooled Securityholders have since been required by the Ontario Securities Commission ("OSC") to place some of the Securities into escrow pursuant to an escrow agreement to be administered by the OSC (the "OSC Escrow Agreement");

C. The Agent and the Issuer have agreed to release from the Voluntary Pooling Agreement certain of the Shares in order to facilitate the OSC Escrow Agreement and to amend the Voluntary Pooling Agreement accordingly;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and in consideration of the sum of Ten Dollars ($10) now paid by the parties hereto, each to the other, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the mutual covenants and conditions hereinafter contained, the parties hereto agree (the "Amendment") to amend the Voluntary Pooling Agreement as follows:

1. The following Securities held by the following Pooled Securityholders shall be released from the Voluntary Pooling Agreement and the Trustee is hereby authorized and directed to return the certificates representing such securities to the respective Pooled Securityholders:


    POOLED SECURITYHOLDER        SECURITIES
    ---------------------        ----------


    Texstar Petroleum, L.L.C.    361,304 shares

    Calibre Energy, L.L.C.       331,193 special warrants

    Boone Petroleum Inc.         1,600,000 shares and 1,600,000 warrants

    DNG Capital Corp.            400,000 warrants

    Slattery Trust               4,972,500 shares

    Ruston Trust                 765,000 shares

    Houston Trust                765,000 shares

    Starbuck's Trust             765,000 shares


2. Schedules A and B of the Voluntary Pooling Agreement are replaced in their entirety with the Schedules A and B attached to this Amendment.

3. With respect to 400,000 warrants and 1,600,000 warrants (the "Warrants") held by DNG Capital Corp ("DNG") and Boone Petroleum ("Boone"), respectively, DNG and Boone each agree that:

    (a) any shares issued to them upon the exercise of such warrants (the "Warrant Shares") will not be sold by them for a period of 90 days from the date that the last of the receipts is issued by the applicable Securities Commissions for the Company's final prospectus (the "Receipt Date").

    (b) on the dates which are 30, 60 and 90 days from the Receipt Date, DNG and Boone will provide to the Issuer and the Agent confirmation from the member firms at which their Warrants and/or Warrant Shares are lodged, that the Warrants and/or Warrant Shares have not been sold.

4. The parties hereto agree that except as specifically amended herein, the Voluntary Pooling Agreement remains in full force and effect.


IN WITNESS WHEREOF the Pooled Securityholders and the Trustee have executed the presents as from the day and year first above written.


THE CORPORATE SEAL of BENZ                 )
ENERGY LTD. was hereunto affixed in the    )
presence of:                               )
                                           )                c/s
         /s/  Nick DeMare                  )
----------------------------------------   )
                                           )
                                           )
----------------------------------------   )


C.M. OLIVER & COMPANY LIMITED

Per:

----------------------------------------

THE CORPORATE SEAL of MONTREAL             )
TRUST COMPANY OF CANADA was                )
hereunto affixed in the presence of:       )
                                           )                c/s
                                           )
----------------------------------------   )
                                           )
                                           )
----------------------------------------   )


THE CORPORATE SEAL of TEXSTAR              )
PETROLEUM, L.L.C. was hereunto affixed     )
in the presence of:                        )
                                           )                c/s
                                           )
---------------------------------------    )
                                           )
      /s/ Todd Grabois, Treasurer          )
---------------------------------------    )


THE CORPORATE SEAL of CALIBRE              )
ENERGY, L.L.C. was hereunto affixed in     )
the presence of:                           )
                                           )                c/s
                                           )
----------------------------------------   )
                                           )
      /s/ Todd Grabois, Treasurer          )
---------------------------------------    )

THE CORPORATE SEAL of BOONE               )
PETROLEUM INC. was hereunto affixed in    )
the presence of:                          )
                                          )                c/s
          /s/ Donald Busby                )
----------------------------------------  )
                                          )
                                          )
----------------------------------------  )


THE CORPORATE SEAL of DNG                 )
CAPITAL CORP. was hereunto affixed in     )
the presence of:                          )
                                          )                c/s
         /s/  Nick DeMare                 )
----------------------------------------  )
                                          )
                                          )
----------------------------------------  )


SIGNED, SEALED & DELIVERED                )
by PRENTIS B. TOMLINSON, JR.              )
in the presence of:                       )
                                          )
Lorraine N. Howard                        )       /s/ Prentis B. Tomlinson, Jr.
---------------------------------------   )       -----------------------------
Signature of Witness                      )       PRENTIS B. TOMLINSON, JR
                                          )
Name of Witness:   Lorraine N. Howard     )
                ------------------------  )
                                          )
Address of Witness:  1000 Louisiana St.   )
                   ---------------------  )
                                          )
Ste. 3950, Houston, TX 77002              )
----------------------------------------  )
                                          )
Occupation of Witness:    Receptionist    )
                       -----------------  )


SIGNED, SEALED & DELIVERED                )
by TODD GRABOIS in the presence of:       )
                                          )
Lorraine N. Howard                        )
----------------------------------------  )             /s/ Todd Grabois
Signature of Witness                      )       -----------------------------
                                          )       TODD GRABOIS
Name of Witness:   Lorraine N. Howard     )
                 -----------------------  )
                                          )
Address of Witness:  1000 Louisiana St.   )
                   ---------------------  )
                                          )
Ste. 3950, Houston, TX 77002              )
----------------------------------------  )
                                          )
Occupation of Witness:    Receptionist    )
                       -----------------  )

SIGNED, SEALED & DELIVERED                )
by PRENTIS TOMLINSON, TRUSTEE             )
OF THE SLATTERY TRUST in the              )
presence of:                              )
                                          )          /s/ Prentis Tomlinson
Lorraine N. Howard                        )       -----------------------------
----------------------------------------  )       TRUSTEE OF THE SLATTERY TRUST
Signature of Witness                      )
                                          )
Name of Witness:   Lorraine N. Howard     )
                ------------------------  )
                                          )
Address of Witness: 1000 Louisiana St.    )
                   ---------------------  )
                                          )
Ste. 3950, Houston, TX 77002              )
----------------------------------------  )
                                          )
Occupation of Witness:    Receptionist    )
                       -----------------  )


SIGNED, SEALED & DELIVERED                )
by PRENTIS TOMLINSON, TRUSTEE             )
OF THE RUSTON TRUST in the presence       )
of:                                       )
                                          )          /s/ Prentis Tomlinson
Lorraine N. Howard                        )       -----------------------------
----------------------------------------  )       TRUSTEE OF THE RUSTON TRUST
Signature of Witness                      )
                                          )
Name of Witness:    Lorraine N. Howard    )
                ------------------------  )
                                          )
Address of Witness:  1000 Louisiana St.   )
                   ---------------------  )
                                          )
Ste. 3950, Houston, TX 77002              )
----------------------------------------  )
                                          )
Occupation of Witness:    Receptionist    )
                       -----------------  )

SIGNED, SEALED & DELIVERED                )
by PRENTIS TOMLINSON, TRUSTEE             )
OF THE HOUSTON TRUST in the               )
presence of:                              )
                                          )          /s/ Prentis Tomlinson
Lorraine N. Howard                        )       ----------------------------
----------------------------------------  )       TRUSTEE OF THE HOUSTON TRUST
Signature of Witness                      )
                                          )
Name of Witness:   Lorraine N. Howard     )
                ------------------------  )
                                          )
Address of Witness:  1000 Louisiana St.   )
                   ---------------------  )
                                          )
Ste. 3950, Houston, TX 77002              )
----------------------------------------  )
                                          )
Occupation of Witness:    Receptionist    )
                       -----------------  )


SIGNED, SEALED & DELIVERED                )
by HEATHER TOMLINSON, TRUSTEE             )
OF THE STARBUCKS TRUST in the             )
presence of:                              )
                                          )         /s/ Heather J. Tomlinson
Lorraine N. Howard                        )       ----------------------------
----------------------------------------  )       TRUSTEE OF THE STARBUCKS
Signature of Witness                      )       TRUST
                                          )
Name of Witness:   Lorraine N. Howard     )
                ------------------------  )
                                          )
Address of Witness: 1000 Louisiana St.    )
                   ---------------------  )
                                          )
Ste. 3950, Houston, TX 77002              )
----------------------------------------  )
                                          )
Occupation of Witness:   Receptionist     )
                      ------------------  )

SIGNED, SEALED & DELIVERED                )
by ROBERT NOVAK in the presence of:       )             /s/ Robert Novak
                                          )       ----------------------------
Lorraine N. Howard                        )       ROBERT NOVAK
----------------------------------------  )
Signature of Witness                      )
                                          )
Name of Witness:   Lorraine N. Howard     )
                ------------------------  )
                                          )
Address of Witness:  1000 Louisiana St.   )
                   ---------------------  )
                                          )
Ste. 3950, Houston, TX 77002              )
----------------------------------------  )
                                          )
Occupation of Witness:   Receptionist     )
                      ------------------  )

             SCHEDULE "A" TO AMENDMENT EFFECTIVE SEPTEMBER 11, 1997




  FULL NAME & ADDRESS              NUMBER OF              SIGNATURE OF
   OF SECURITYHOLDER              SECURITIES             SECURITYHOLDER
-----------------------         --------------         --------------------


DNG Capital Corp.                                      DNG Capital Corp.
1305-1090 West Georgia                                 Per:
Vancouver, B.C. V6E 3V7
                                                       /s/ Nick DeMare
                                400,000 shares         --------------------
                                                       Nick DeMare


Todd Grabois
8919 Ashridge Park                                     /s/ Todd Grabois
Spring, Texas 77379             267,750 shares         --------------------
                                                       Todd Grabois


Robert Novak
6326 Willgus Trail                                     /s/ Robert Novak
Lane, Texas 77066               114,750 shares         --------------------
                                                       Robert Novak
                                --------------
TOTAL                           782,500 shares
                                --------------
                                --------------


             SCHEDULE "B" TO AMENDMENT EFFECTIVE SEPTEMBER 11, 1997




                                            RELEASE DATES(1)
                           ----------------------------------------------------
NAME OF SECURITYHOLDER     APRIL 18, 1998     APRIL 18, 1999     APRIL 18, 2000
----------------------     --------------     --------------     --------------


DNG Capital Corp.             120,000            120,000            160,000

Todd Grabois                   80,325             80,325            107,100

Robert Novak                   34,425             34,425             45,900
                              -------            -------            -------
TOTAL                         234,750            234,750            313,000
                              -------            -------            -------
                              -------            -------            -------


--------------------
(1) Subject to acceleration pursuant to paragraph 5 of the Voluntary Pooling Agreement.